------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 June 14, 2000


              Prudential Securities Secured Financing Corporation
              ---------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                           333-75489                  13-3526694
    ------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

    One New York Plaza
    New York, New York                                            10292
    -------------------------------------------------------------------
    (Address of Principal                                    (Zip Code)
    Executive Offices)

         Registrant's telephone number, including area code:  (212) 778-1000

                                   No Change
                    --------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.(1)
                  ------------

         In connection with the offering of ABFS Mortgage Loan Trust 2000-2, Mortgage-Backed Notes, Series 2000-2 described in a Prospectus Supplement dated June 14, 2000, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").




















--------------------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                     99.1 Related Computational Materials (as defined in Item 5 above).

                                  SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION



                                      By:  /s/ Evan Mitnick
                                         ---------------------------
                                         Name: Evan Mitnick
                                         Title:  Vice President



Dated:  June 23, 2000

                                 EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------


99.1                       Related Computational Materials (as defined in
                           Item 5 above).

                Exhibit 99.1 Related Computational Materials --
                      Mortgage Loan Pool Statistical Data

ABFS 2000-2
===========
06/12/2000
A1 Coupon Set at Par at 23% HEP Prepayments, To Call, Spread to Off-the-run

Class A1
To Call:
-------

Y-Curve   CPR   A.L.      Interp T   Shocked T     BEY*    PX     Modified Dur.

-300      38    1.715     6.430       3.430        5.029   104-21   1.551
-200      34    1.969     6.511       4.511        6.106   103-11+  1.727
-100      29    2.365     6.485       5.485        7.087   101-31   1.996
   0      27    2.561     6.472       6.472        8.070   100-0+   2.094
+100      22    3.193     6.431       7.431        9.026    97-23   2.454
+200      20    3.519     6.412       8.412       10.013    95-2    2.581
+300      15    4.651     6.339       9.339       10.937    91-10+  3.072
*BEY is Spread to Shocked Interpolated Treasury


ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/00
                                                      PREPAYMENT SPEED

                   15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%      23.0%
     PRICE            CPR         CPR         CPR         CPR         CPR         CPR         CPR        HEP

    100-00          8.134       8.112       8.102       8.078       8.067       8.039       8.015      8.108

First Payment       0.044       0.044       0.044       0.044       0.044       0.044       0.044      0.044
Average Life        4.651       3.519       3.193       2.561       2.365       1.969       1.715      3.335
Last Payment       12.044       9.211       8.378       6.711       6.211       5.211       4.544      8.294
Mod.Dur. @ 100-00   3.365       2.715       2.511       2.094       1.957       1.670       1.480      2.632
Accrued Interest    0.629       0.629       0.629       0.629       0.629       0.629       0.629      0.629

---------------------------------------------------------------------------------------------------------------------------


Class A1
To Maturity With Step-ups:
-------------------------

Y-Curve   CPR   A.L.      Interp T   Shocked T    BEY*    PX     Modified Dur.


-300      38   1.893      6.487      3.487         5.086  105-1    1.690
-200      34   2.170      6.498      4.498         6.097  103-23   1.868
-100      29   2.609      6.469      5.469         7.067  102-7+   2.140
   0      27   2.825      6.455      6.455         8.053  100-4+   2.227
+100      22   3.504      6.411      7.411         9.007  97-23+   2.571
+200      20   3.849      6.388      8.388         9.987   95-0    2.678
+300      15   4.993      6.315      9.315        10.910   91-8    3.134
*BEY is Spread to Shocked Interpolated Treasury










The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE:
06/29/00
                                                      PREPAYMENT SPEED

                   15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%   23.0%
     PRICE            CPR         CPR         CPR         CPR         CPR         CPR         CPR     HEP
    100-00          8.153       8.140       8.133       8.115       8.107       8.084       8.064      8.137

First Payment       0.044       0.044       0.044       0.044       0.044       0.044       0.044      0.044
Average Life        4.993       3.849       3.504       2.825       2.609       2.170       1.893      3.635
Last Payment       22.044      18.128      17.378      15.628      14.544      12.211      10.711     17.211
Mod.Dur. @ 100-00   3.473       2.844       2.642       2.223       2.083       1.785       1.588      2.760
Accrued Interest    0.629       0.629       0.629       0.629       0.629       0.629       0.629      0.629

























The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

To Maturity
-----------
06/14/00, Pricing
 CURRENT BALANCE: $255,000,000.00                                                                 DATED DATE: 06/01/00
          COUPON:  8.035%                                 abfs002                              FIRST PAYMENT: 07/15/00
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/00

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%
     PRICE           HEP         CPR         CPR         CPR         CPR         CPR         CPR         CPR

    100-00          8.08        8.10        8.08        8.08        8.06        8.05        8.03        8.01

First Payment      0.044       0.044       0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.634       4.993       3.848       3.504       2.824       2.609       2.169       1.893
Last Payment      17.211      22.044      18.128      17.378      15.628      14.544      12.211      10.711
Mod.Dur. @ 100-00  2.764       3.480       2.848       2.646       2.226       2.085       1.787       1.589
Accrued Interest   0.625       0.625       0.625       0.625       0.625       0.625       0.625       0.625



























The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

To Maturity
-----------
06/14/00, Pricing
 CURRENT BALANCE: $255,000,000.00                                                                 DATED DATE: 06/01/00
          COUPON:  8.035%                                 abfs002                              FIRST PAYMENT: 07/15/00
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/00

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%
     PRICE           HEP         CPR         CPR         CPR         CPR         CPR         CPR         CPR

     99-24          8.17        8.17        8.17        8.17        8.17        8.17        8.17        8.17
     99-24+         8.17        8.16        8.17        8.17        8.16        8.16        8.16        8.16
     99-25          8.16        8.16        8.16        8.16        8.16        8.16        8.15        8.15
     99-25+         8.15        8.15        8.15        8.15        8.15        8.15        8.14        8.14
     99-26          8.15        8.15        8.15        8.15        8.14        8.14        8.13        8.13
     99-26+         8.14        8.15        8.14        8.14        8.14        8.13        8.12        8.12
     99-27          8.14        8.14        8.14        8.14        8.13        8.13        8.12        8.11
     99-27+         8.13        8.14        8.13        8.13        8.12        8.12        8.11        8.10

     99-28          8.13        8.13        8.13        8.12        8.12        8.11        8.10        8.09
     99-28+         8.12        8.13        8.12        8.12        8.11        8.10        8.09        8.08
     99-29          8.11        8.12        8.12        8.11        8.10        8.10        8.08        8.07
     99-29+         8.11        8.12        8.11        8.11        8.09        8.09        8.07        8.06
     99-30          8.10        8.11        8.11        8.10        8.09        8.08        8.06        8.05
     99-30+         8.10        8.11        8.10        8.10        8.08        8.07        8.05        8.04
     99-31          8.09        8.11        8.09        8.09        8.07        8.07        8.05        8.03
     99-31+         8.09        8.10        8.09        8.08        8.07        8.06        8.04        8.02

    100-00          8.08        8.10        8.08        8.08        8.06        8.05        8.03        8.01
    100-00+         8.08        8.09        8.08        8.07        8.05        8.04        8.02        8.00
    100-01          8.07        8.09        8.07        8.07        8.05        8.04        8.01        7.99
    100-01+         8.06        8.08        8.07        8.06        8.04        8.03        8.00        7.98
    100-02          8.06        8.08        8.06        8.05        8.03        8.02        7.99        7.97
    100-02+         8.05        8.07        8.06        8.05        8.02        8.01        7.99        7.96
    100-03          8.05        8.07        8.05        8.04        8.02        8.01        7.98        7.95
    100-03+         8.04        8.07        8.05        8.04        8.01        8.00        7.97        7.94

    100-04          8.04        8.06        8.04        8.03        8.00        7.99        7.96        7.93
    100-04+         8.03        8.06        8.03        8.02        8.00        7.98        7.95        7.92
    100-05          8.02        8.05        8.03        8.02        7.99        7.98        7.94        7.91
    100-05+         8.02        8.05        8.02        8.01        7.98        7.97        7.93        7.90
    100-06          8.01        8.04        8.02        8.01        7.98        7.96        7.92        7.89
    100-06+         8.01        8.04        8.01        8.00        7.97        7.95        7.92        7.88
    100-07          8.00        8.03        8.01        8.00        7.96        7.95        7.91        7.87
    100-07+         8.00        8.03        8.00        7.99        7.96        7.94        7.90        7.86

First Payment      0.044       0.044       0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.634       4.993       3.848       3.504       2.824       2.609       2.169       1.893
Last Payment      17.211      22.044      18.128      17.378      15.628      14.544      12.211      10.711
Mod.Dur. @ 100-00  2.764       3.480       2.848       2.646       2.226       2.085       1.787       1.589
Accrued Interest   0.625       0.625       0.625       0.625       0.625       0.625       0.625       0.625











The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.



To Call
-------
06/14/00, Pricing
 CURRENT BALANCE: $255,000,000.00                                                                 DATED DATE: 06/01/00
          COUPON:  8.035%                                 abfs002                              FIRST PAYMENT: 07/15/00
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/00

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%     15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%
     PRICE           HEP        CPR         CPR         CPR         CPR         CPR         CPR         CPR
    100-00          8.05       8.08        8.06        8.05        8.02        8.01        7.98        7.96

First Payment      0.044      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.334      4.651       3.518       3.192       2.560       2.365       1.968       1.715
Last Payment       8.294     12.044       9.211       8.378       6.711       6.211       5.211       4.544
Mod.Dur. @ 100-00  2.636      3.371       2.719       2.514       2.096       1.959       1.672       1.481
Accrued Interest   0.625      0.625       0.625       0.625       0.625       0.625       0.625       0.625
























The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

To Call
-------
06/14/00, Pricing
 CURRENT BALANCE: $255,000,000.00                                                                 DATED DATE: 06/01/00
          COUPON:  8.035%                                 abfs002                              FIRST PAYMENT: 07/15/00
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $255,000,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/00

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%     15.00%      20.00%      22.00%      27.00%      29.00%      34.00%      38.00%
     PRICE           HEP        CPR         CPR         CPR         CPR         CPR         CPR         CPR


     99-24          8.15       8.15        8.15        8.15        8.14        8.14        8.13        8.13
     99-24+         8.14       8.15        8.14        8.14        8.13        8.13        8.12        8.12
     99-25          8.13       8.14        8.14        8.13        8.13        8.12        8.11        8.11
     99-25+         8.13       8.14        8.13        8.13        8.12        8.11        8.11        8.10
     99-26          8.12       8.13        8.12        8.12        8.11        8.11        8.10        8.09
     99-26+         8.12       8.13        8.12        8.11        8.10        8.10        8.09        8.08
     99-27          8.11       8.12        8.11        8.11        8.10        8.09        8.08        8.06
     99-27+         8.11       8.12        8.11        8.10        8.09        8.08        8.07        8.05

     99-28          8.10       8.12        8.10        8.10        8.08        8.07        8.06        8.04
     99-28+         8.09       8.11        8.10        8.09        8.07        8.07        8.05        8.03
     99-29          8.09       8.11        8.09        8.08        8.07        8.06        8.04        8.02
     99-29+         8.08       8.10        8.08        8.08        8.06        8.05        8.03        8.01
     99-30          8.08       8.10        8.08        8.07        8.05        8.04        8.02        8.00
     99-30+         8.07       8.09        8.07        8.07        8.04        8.04        8.01        7.99
     99-31          8.06       8.09        8.07        8.06        8.04        8.03        8.00        7.98
     99-31+         8.06       8.08        8.06        8.05        8.03        8.02        7.99        7.97

    100-00          8.05       8.08        8.06        8.05        8.02        8.01        7.98        7.96
    100-00+         8.05       8.07        8.05        8.04        8.01        8.00        7.97        7.95
    100-01          8.04       8.07        8.04        8.03        8.01        8.00        7.97        7.94
    100-01+         8.03       8.06        8.04        8.03        8.00        7.99        7.96        7.93
    100-02          8.03       8.06        8.03        8.02        7.99        7.98        7.95        7.92
    100-02+         8.02       8.06        8.03        8.02        7.98        7.97        7.94        7.91
    100-03          8.02       8.05        8.02        8.01        7.98        7.96        7.93        7.90
    100-03+         8.01       8.05        8.02        8.00        7.97        7.96        7.92        7.89

    100-04          8.01       8.04        8.01        8.00        7.96        7.95        7.91        7.88
    100-04+         8.00       8.04        8.00        7.99        7.96        7.94        7.90        7.87
    100-05          7.99       8.03        8.00        7.98        7.95        7.93        7.89        7.86
    100-05+         7.99       8.03        7.99        7.98        7.94        7.92        7.88        7.84
    100-06          7.98       8.02        7.99        7.97        7.93        7.92        7.87        7.83
    100-06+         7.98       8.02        7.98        7.97        7.93        7.91        7.86        7.82
    100-07          7.97       8.01        7.98        7.96        7.92        7.90        7.85        7.81
    100-07+         7.96       8.01        7.97        7.95        7.91        7.89        7.85        7.80

First Payment      0.044      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.334      4.651       3.518       3.192       2.560       2.365       1.968       1.715
Last Payment       8.294     12.044       9.211       8.378       6.711       6.211       5.211       4.544
Mod.Dur. @ 100-00  2.636      3.371       2.719       2.514       2.096       1.959       1.672       1.481
Accrued Interest   0.625      0.625       0.625       0.625       0.625       0.625       0.625       0.625















The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.